                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                JANUARY 22, 2001
                                 DATE OF REPORT
                        (DATE OF EARLIEST EVENT REPORTED)



                            SMITH INTERNATIONAL, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



          DELAWARE                         1-8514                95-3822631
(STATE OR OTHER JURISDICTION OF          (COMMISSION          (I.R.S. EMPLOYER
 INCORPORATION OR ORGANIZATION)          FILE NUMBER)        IDENTIFICATION NO.)

                               16740 HARDY STREET
                                 HOUSTON, TEXAS
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)


                                      77032
                                   (ZIP CODE)


                                 (281) 443-3370
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

ITEM 5:  OTHER EVENTS

         A copy of the press release announcing the acquisition of the drilling fluids and solids control assets of Bolland & Cia is filed as
Exhibit 99.1 and is hereby incorporated herein by reference.

         A copy of the press release announcing the acquisition of Emerson's Sweco Division, which manufactures, markets and services specialty separation equipment, is filed as Exhibit 99.2 and is hereby incorporated herein by reference.

         A copy of the press release announcing a definitive agreement to acquire substantially all of the net assets of Van Leeuwen Pipe and Tube Corporation is filed as Exhibit 99.3 and is hereby incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Financial statements of businesses acquired

                  Not applicable.

         (b)      Pro forma financial information

                  Not applicable.

         (c)      Exhibits

                  99.1 Press Release issued by the Registrant dated December 6, 2000.

                  99.2 Press Release issued by the Registrant dated December 18, 2000.

                  99.3 Press Release issued by the Registrant dated January 8,2001.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   SMITH INTERNATIONAL, INC.


                                        /s/ NEAL S. SUTTON
                                        ---------------------------------------

                                   By:  Neal S. Sutton
                                        Senior Vice President - Administration,
                                        General Counsel and Secretary

Date:  January 22, 2001

                                  EXHIBIT INDEX


EXHIBIT
NUMBER                   DESCRIPTION
-------                  -----------

  99.1     Press Release issued by the Registrant dated December 6, 2000.
  99.2     Press Release issued by the Registrant dated December 18, 2000.
  99.3     Press Release issued by the Registrant dated January 8,2001.